UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2024

WILHELMINA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36589	74-2781950
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5420 Lyndon B Johnson Freeway, Box #25, Dallas, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 661-7488

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WHLM	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Wilhelmina International, Inc. (the “Company”) was held on June 10, 2024. Matters submitted to the stockholders of the Company entitled to vote at the Annual Meeting (the “Stockholders”) and voted upon at the Annual Meeting, which are more fully described in the Company's proxy statement, filed with the Securities and Exchange Commission on April 26, 2024, were: (1) the election of four directors to serve until the 2025 Annual Meeting of Stockholders of the Company and (2) the ratification of the Company’s selection of Bodwell Vasek Wells DeSimone LLP as independent certified public accountants for the fiscal year ending December 31, 2024.

On April 22, 2024, the record date for the Annual Meeting, there were 5,157,344 shares of Common Stock issued, outstanding and entitled to vote. Stockholders holding 3,428,500 shares were present at the meeting, in person or represented by proxy, constituting a quorum.

Election of Directors

Each of the director nominees set forth below was elected to hold office until their respective successor is duly elected and qualified or until their earlier death, resignation or removal. The table below shows the number votes cast for, against, or withheld or abstaining. There were 880,271 broker non-votes for the proposal regarding the election of the four directors to serve until the 2024 Annual Meeting of Stockholders of the Company.

Name of Director Nominee	For	Abstain or Withheld
Mark E. Schwarz	2,546,649	1,580
Mark E. Pape	2,546,663	1,566
Aimee J. Nelson	2,547,222	1,007
James A. Dvorak	2,546,813	1,416

Ratification of Selection of Independent Auditors

Shareholders also ratified the selection of Bodwell Vasek Wells DeSimone LLP as independent certified public accountants for the fiscal year ending December 31, 2024. At the Annual Meeting, 3,426,376 shares were voted in favor of ratifying the selection; 1,411 shares were voted against ratifying the selection; and 713 shares abstained from voting on ratifying the selection. There were no broker non-votes for the proposal regarding the ratification of our selection of auditors.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 12, 2024	WILHELMINA INTERNATIONAL, INC.

	By:	/s/ Gaurav Pahwa
		Name:	Gaurav Pahwa
		Title:	Chief Financial Officer

3